SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): February 25, 2000


                                  HemaSure Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                     0-23776                   04-3216862
-------------------------          -----------------         -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)




140 Locke Drive, Marlborough, Massachusetts                        01752
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(Address of principal executive offices)                         (Zip Code)


                                 (508) 485-6850
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)


922448.1


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Item 5.  Other Events.

This Current Report on Form 8-K contains the Registrant's consolidated financial statements for the year ended December 31, 1999 which appear on pages F-2 to F-
19. See accompanying Index to the Consolidated Financial Statements on page
F-1.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

23.1     Consent of Independent Accountants
27.1     Financial Data Schedule

99.1 Audited consolidated financial statements and the notes thereto for the year ended December 31, 1999.

Report of Independent Accountants
Consolidated Balance Sheets at December 31, 1999 and 1998
Consolidated Statements of Operations for the Years Ended December 31, 1999,
  1998 and 1997
Consolidated Statements of Stockholders' Equity (Deficit) for the Years Ended
  December 31, 1999, 1998 and 1997
Consolidated Statements of Cash Flows for the Years Ended December 31, 1999,
  1998 and 1997
Notes to Consolidated Financial Statements




922448.1
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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HEMASURE INC.
                                (Registrant)



Date: February 28, 2000        By:/s/ John F. McGuire, III
                                  ----------------------------------------------
                                  Name:   John F. McGuire, III
                                  Title:  President and Chief Executive Officer


922448.1
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